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                                     GREEN
                                    CENTURY
                                     FUNDS

                       Supplement dated February 16, 2006
                      to the Green Century Funds Prospectus
                     and Statement of Additional Information
                            dated November 18, 2005,
                         as revised on November 28, 2005

     At a meeting held on November 21, 2005, the Board of Trustees of Green Century Funds approved the subadvisory agreement between Green Century Capital Management, Inc. (GCCM) and Trillium Asset Management Corporation (Trillium) with respect to the Green Century Balanced Fund.

     Effective November 28, 2005, Trillium is conducting the day-to-day investment management of the Balanced Fund's assets, under the supervision of GCCM, the Balanced Fund's investment adviser, pursuant to an interim subadvisory agreement, pending approval by the Fund's shareholders at a special meeting to be held prior to April 27, 2006 (the Special Meeting). A notice of the Special Meeting, a Proxy Statement describing the proposed subadvisory agreement with Trillium and other matters, and a proxy card was mailed to the Balanced Fund's shareholders of record as of December 19, 2005. If shareholders do not approve the proposed subadvisory agreement with Trillium, the interim subadvisory agreement will terminate on April 27, 2006.